Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of December 29, 2023, by and between INVO Bioscience, Inc., a Nevada corporation (the “Company”), and NAYA Biosciences, Inc., a Delaware corporation (the “Subscriber”).

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2), Section 4(a)(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber shall purchase One Million (1,000,000) shares (the “Shares”) of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) for a purchase price of $5.00 per Share (the “Purchase Price”), which Shares are convertible into shares (“Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) pursuant to the terms and conditions set forth in the Company’s Certificate of Designation Establishing Series A Preferred Stock (the “Certificate of Designation”). The Shares and the Conversion Shares are collectively referred to herein as the “Securities.”

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1. Conditions to Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date (as defined in Section 2) the Subscriber shall purchase, and the Company shall sell to the Subscriber, the Shares at the Purchase Price, for an aggregate Purchase Price of $5,000,000.

2. Closing Date. The “Closing Date” shall be the date that Subscriber funds representing the amount due the Company from the Purchase Price of the offer and sale of the Shares is transmitted by wire transfer. The consummation of the transactions contemplated herein for all Closings shall take place electronically via email, upon the satisfaction of all conditions to Closing set forth in this Agreement. Subscriber and Company agree that the aggregate Purchase Price shall be funded according to the following schedule:

(a) $500,000 no later than December 31, 2023;

(b) $500,000 no later than January 19, 2024;

(c) $500,000 no later than February 2, 2024;

(d) $500,000 no later than February 16, 2024; and

(e) $3,000,000 after February 16, 2024 as determined and agreed by the Company and Subscriber.

3. Subscriber’s Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company the following:

(a) Organization and Standing of the Subscriber. The Subscriber is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware.

(b) Authorization and Power. The Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to it hereunder. The execution, delivery, and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Subscriber or its board of directors or stockholders is required. This Agreement has been duly authorized, executed, and delivered by the Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(c) No Conflicts. The execution, delivery, and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Subscriber’s certificate of incorporation, bylaws, or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Subscriber). The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver, or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-K for the year ended December 31, 2022 and all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition, and other matters as the Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

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(e) Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Shares, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax, and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(f) Purchase of Shares. Subscriber further represents the address set forth in the Confidential Purchaser Questionnaire is the address of its principal place of business, that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person, that Subscriber is purchasing the Securities for investment and not with a view to resale or distribution, and that Subscriber has not formed any entity for the purpose of purchasing the Securities.

(g) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(h) Shares and Conversion Shares Legend. The Shares and the Conversion Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

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(i) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper, or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(j) No Governmental Review. The Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties in this Agreement and the Confidential Purchaser Questionnaire are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to each Closing Date, shall be true and correct as of each Closing Date.

(l) Review of Documents. Subscriber has carefully read this Agreement and the Reports, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Agreement.

(m) Completion of Questionnaire. The Confidential Purchaser Questionnaire has been completed, signed, and delivered to the Company by the Subscriber and is, as of the date hereof, true, complete, and correct in all respects.

4. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber the following, except as set forth in the Reports (but without giving effect to any amendment thereof filed with, or furnished to the Commission on or after the date hereof) and as otherwise qualified in the Disclosure Schedules to this Agreement:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.

(b) Authority; Enforceability. This Agreement has been duly authorized, executed, and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations hereunder, including, without limitation, the issuance of the Shares and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Shares.

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(c) Capitalization.1 The Company is authorized to issue (i) 50,000,000 shares of Common Stock of which, as of the date of this Agreement, 2,492,531 shares were issued and outstanding, and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share, of which, as of the date of this Agreement, 1,200,000 shares of Series B Preferred Stock were issued and outstanding. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights.

(d) Consents. No consent, approval, authorization, or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market, or the Company’s stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. Except as disclosed in the Reports, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(e) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 3 are true and correct, except as set forth in Schedule 5(e), neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement will violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the articles of incorporation or bylaws of the Company or (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates.

(f) The Securities. The Securities upon issuance:

(i) are, or will be, free and clear of any preemptive or similar rights, security interests, liens, claims or other encumbrances, other than restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized, and upon either conversion of the Shares, the Conversion Shares, will be duly and validly issued, fully paid and nonassessable;

(iii) will not subject the holders thereof to personal liability by reason of being such holders provided Subscriber’s representations herein are true and accurate and Subscribers take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

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(iv) will not result in a violation of Section 5 under the 1933 Act, provided Subscriber’s representations herein are true and accurate and Subscribers take no actions or fail to take any actions required by Subscriber for Subscriber’s purchase of the Securities to be in compliance with all applicable laws and regulations.

As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of Conversion Shares initially issuable upon conversion of the Shares (assuming for purposes hereof that the Shares are convertible at the initial Conversion Price (as defined in the Certificate of Designation) and without taking into account any limitations on the conversion of the Shares set forth in the Certificate of Designation.

(g) Litigation. Except as set forth in the Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding, or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company of, or the performance by the Company of its obligations under, this Agreement. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation, if adversely determined, would have a Material Adverse Effect.

(h) Information Concerning Company. During the two (2) years prior to the date hereof, the Company has filed all Reports required to be filed by it with the Commission pursuant to the reporting requirements of the 1934 Act. The Reports contain all the information required to be disclosed therein as of their respective dates. As of their respective dates, the financial statements of the Company included in the Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). Since the last day of the fiscal year of the most recent audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Reports or Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company’s business, financial condition, or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made. No other information provided by or on behalf of the Company to any of the Subscribers which is not included in the Reports contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

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(i) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(j) Absence of Certain Changes. Since the Latest Financial Date, except as disclosed in the Reports filed subsequent to such Form 10-K, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business, or (iii) made any material capital expenditures, individually or in the aggregate, outside the ordinary course of business. The Company has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(k) No Integrated Offering. Assuming the accuracy of the Subscribers’ representations and warranties set forth herein, neither the Company nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(l) Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(m) Sarbanes-Oxley Act. The Company is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof.

(n) Rule 144(i). The Company is not an issuer under Rule 144(i) of the 1933 Act.

5. Regulation D Offering. Assuming the accuracy of the Subscriber’s representations and the Confidential Purchaser Questionnaire, the offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(a)(2) or Section 4(a)(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

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6. Reservation of Shares. So long as any Shares remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of Conversion Shares initially issuable upon conversion of the Shares (assuming for purposes hereof that the Shares are convertible at the initial Conversion Price (as defined in the Certificate of Designation) and without taking into account any limitations on the conversion of the Shares set forth in the Certificate of Designation).

7. Patriot Act Compliance. (Terms used in this section are defined in paragraph (d) below.)

To induce the Company to accept the undersigned’s investment, the undersigned hereby makes the following representations, warranties, and covenants to the Company:

(a) The undersigned represents and warrants that no holder of any beneficial interest in the undersigned’s equity securities of the Company (each a “Beneficial Interest Holder”) and, no Related Person (in the case the undersigned is an entity) is or will be:

(1) A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

(2) A Foreign Shell Bank; or

(3) A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

(b) The undersigned represents that the bank or other financial institution (the “Wiring Institution”) from which the undersigned’s funds will be wired is located in a FATF Country.

(c) The undersigned represents that:

(1) Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure’s Immediate Family or any Close Associate of a Senior Foreign Political Figure;

(2) Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; and

(3) Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

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(d) Definitions:

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

FATF Country: A country that is a member of FATF. As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States. For a current list of FATF members see http://www1.oecd.org/fatf/Members_en.htm.

Foreign Bank: An organization which (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure, typically includes the political figure’s parents, siblings, spouse, children and in-laws.

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www1.oecd.org/fatf/NCCT_en.htm for FATF’s list of non-cooperative countries and territories.

Physical Presence: A place of business maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

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Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

Related Person: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

Senior Foreign Political Figure: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).

8. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight air courier service with charges prepaid, or (iv) transmitted by hand delivery or email, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email, with accurate confirmation generated by the transmitting email machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: INVO Bioscience, Inc., 5582 Broadcast Court, Sarasota Florida 34240, Attn: Steven Shum, email: sshum@invobio.com, and (ii) if to the Subscriber, to: the address and email address indicated on the signature page hereto.

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(b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by electronic signature (including, without limitation, DocuSign) and delivered by electronic mail transmission.

(d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of Nevada or in the federal courts located in Clark County. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. If any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 9(d) hereof, each of the Company, Subscriber, and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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Signature Page:

Subscriber:

IN WITNESS WHEREOF, Subscriber has caused this Securities Purchase Agreement to be executed as of the date indicated below.

$5,000,000
Purchase Price

Print or Type Name of Entity

Address

Telephone Number

Fax Number

Email Address

Taxpayer I.D. No. (if applicable)	Date

By:
Name:	Print or Type Name and Indicate Title or Position with Entity
Title:
Signature:

Signature (other authorized signatory)	Print or Type Name and Indicate Title or Position with Entity

Type of Ownership

☐	Corporation
☐	Limited Liability Company
☐	Partnership
☐	Trust
☐	Other (please specify: ________________)

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This subscription must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.

Wiring Instructions:

Bank Name: Silicon Valley Bank

ABA: 121140399

SWIFT: SVBKUS6S

Tel Number: +1.503.559.1215

Address: 3003 Tasman Drive, Santa Clara, CA 95054

Acct #: 3302947542

Acct. Name: INVO Bioscience Inc.

Reference: Series A Preferred Stock for NAYA

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ACCEPTANCE BY INVO BIOSCIENCE, INC.

IN WITNESS WHEREOF, the Company has caused this Securities Purchase Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

INVO Bioscience, Inc.

By:
Name:
Title:

Date:_______________________ , 2023

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SECTION A

CONFIDENTIAL PURCHASER QUESTIONNAIRE

Please review, sign on page 22, and return to:

INVO Bioscience, Inc.

5582 Broadcast Court

Sarasota Florida 34240

Email: sshum@invobio.com

Attention: Steven Shum, CEO

CONFIDENTIAL PURCHASER QUESTIONNAIRE

THIS QUESTIONNAIRE WILL BE USED IN CONNECTION WITH THE UNDERSIGNED’S EXPRESSED INTEREST IN A PROPOSED INVESTMENT IN INVO BIOSCIENCES, INC. (THE “COMPANY”).

THE COMPANY SHALL HAVE THE RIGHT TO FULLY RELY ON THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN UNTIL SUCH TIME AS THE UNDERSIGNED HAS FURNISHED AN AMENDED CONFIDENTIAL PURCHASER QUESTIONNAIRE.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED TO THE COMPANY

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

(1)	By initialing one of the categories below, the Subscriber represents and warrants that the Subscriber comes within the category so initialed. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below. The Subscriber must initial AT LEAST ONE CATEGORY BELOW.

(i)	____	The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Shares and protecting the undersigned’s own interests in this transaction and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

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(ii)	____

The undersigned intends to use or has used the services of a purchaser representative acceptable to the Company (“Purchaser Representative”) in connection with evaluating the merits and risks of an investment in the Securities. The undersigned hereby acknowledges the following named person(s) to be the undersigned’s Purchaser Representative in connection with evaluating the merits and risks of an investment in the Shares (a properly filled out Purchaser Representative Questionnaire must be provided with this document):

The advisor’s name, address, and occupation are as follows:

____

____

(2)	By initialing one of the categories below, the Subscriber represents and warrants that the Subscriber comes within the category so initialed and has truthfully set forth the factual basis or reason the Subscriber comes within that category. All information in response to this paragraph will be kept strictly confidential. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below. The Subscriber is not required to initial any Category below, but should do so if the Subscriber falls within such Category.

Category I	____	The Subscriber is a director or executive officer of the Company.

Category II	____

The Subscriber is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Subscriber’s spouse, presently exceeds $1,000,000, excluding the value of the primary residence of the Subscriber.

Explanation. In calculation of net worth, the Subscriber may include equity in personal property and real estate (other than the primary residence of the Subscriber), including the Subscriber’s cash, short term investments, stocks, securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category III	____	The Subscriber is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with the Subscriber’s spouse in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year.

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Category IV	____	The undersigned is (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); (ii) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; (iii) an insurance company as defined in Section 2(13) of the Act; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; (v) a Small Business Investment Company (SBIC) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

Category V	____	The undersigned is an (i) employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, (ii) an employee benefit plan with total assets in excess of $5,000,000, or (iii) a self-directed employee benefit plan (including a self-directed individual retirement account or IRA, Keough or SEP plan) with investment decisions made solely by persons that are accredited investors (describe entity).

Category VI	____	The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity).

Category VII	____	The undersigned is either a corporation, limited liability company, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity).

Category VIII	____	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act. (Must also answer Question 5 below).

Category IX	____

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Purchaser. Questionnaire. (describe entity below)

The undersigned agrees that the undersigned will notify the Company at any time if the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate, and complete.

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(2)	Suitability (please answer each question)

(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual, please describe any college or graduate degrees held by you:

(c)	For all subscribers, please list types of prior investments:

(d)	For all subscribers, please state whether you have participated in other private placements before:

Yes ________	No ________

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

Yes ________	No ________

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

Yes ________	No ________

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(h)	For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

Yes ________	No ________

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

Yes ________	No ________

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

Yes ________	No ________

(3)	Manner in which title is to be held: (circle one)

Individual Ownership

Community Property

Joint Tenant with Right of Survivorship (both parties must sign)

Partnership

Tenants in Common

Limited Liability Company

Corporation

Trust

Other

(4)	FINRA Affiliation.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes ________	No ________

If Yes, please describe:

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*If subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the FINRA Conduct Rules.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

A. Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to hold securities in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes ☐	No ☐

B. If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1. REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes ☐	No ☐

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name: _____________________________

Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

Yes ☐	No ☐

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for the prior two taxable years and is reasonably expected to be in excess of $200,000 for the current taxable year?

Yes ☐	No ☐

OR

Income (including income attributable to spouse) was in excess of $300,000 for the prior two taxable years and is reasonably expected to be in excess of $300,000 for the current taxable year?

Yes ☐	No ☐

OR

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2. IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name: _______________________________________________________________

Trustee Name: _______________________________________________________________

Does the trust have assets greater than $5 million?

Yes ☐	No ☐

Indicate how often you invest in:

Marketable Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

Restricted Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

Venture Capital Companies

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

This completes the questions applicable to Trust Investors. Please sign below.

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The undersigned has been informed of the significance of the foregoing representations and answers contained in this Confidential Purchaser Questionnaire and such representations and answers have been provided with the understanding that the Company, will rely on them.

Individual

By:
Name of Individual (Please type or print)

Signature of Individual

Name of Joint Owner (Please type or print)

Signature (Joint Owner)

Partnership, Corporation or Other Entity

By:
Print or Type Entity Name

By:
Name
Title:

Signature (other authorized signatory, if any)

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DISCLOSURE SCHEDULES

Schedule 5(e)

No Violation or Conflict